Exhibit 99.5

DevvStream Holdings Inc.
Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023

DevvStream Holdings Inc.
CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS
(Unaudited Expressed in United States dollars)

As at	October 31, 2024	July 31, 2024

ASSETS
Current assets
Cash	$13,385	$21,106
GST receivable	95,556	85,658
Prepaid expenses	31,433	35,141
Total current assets	140,374	141,905

Equipment	592	953
Total assets	$140,966	$142,858

LIABILITIES AND SHAREHOLDERS’ (DEFICIENCY)
Current liabilities
Accounts payable and accrued liabilities	$8,408,709	$6,575,974
Mandatory convertible debentures	-	127,500
Convertible debentures	940,747	881,544
Derivative liabilities	2,321,350	919,250
Warrant liabilities	646,711	-
Total current liabilities	12,317,517	8,504,268

Shareholders’ (deficiency)
Common shares (No par value, unlimited common shares authorized; 30,454,288 SVS and 4,650,000 MVS issued and outstanding) (2024 – 29,603,123 SVS and 4,650,000 MVS)	-	-
Additional paid in capital	13,561,064	13,321,266
Accumulated other comprehensive loss	45,048	43,553
Deficit	(25,782,663)	(21,726,229)
Total shareholders’ (deficiency)	(12,176,551)	(8,361,410)
Total liabilities and shareholders’ (deficiency)	$140,966	$142,858

Going concern (Note 2(b))
Commitments and contingencies (Note 12)
Subsequent events (Note 13)
See accompanying notes to the condensed consolidated interim financial statements.

DevvStream Holding Inc.
CONDENSED CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited Expressed in United States dollars)
For the three months ended October 31,	2024	2023

Operating expenses
Sales and marketing	$271,895	$196,921
Depreciation	361	460
General and administrative	57,335	212,330
Professional fees	1,409,373	2,297,182
Salaries and wages	488,258	621,546
Total operating expenses	(2,227,222)	(3,328,439)

Other income/(expenses)
Foreign exchange gain (loss)	2,452	(43,635)
Interest (expense)	(12,740)	-
Accretion (expense)	(44,565)	-
Change in fair value of derivative liabilities	(1,348,350)	-
Change in fair value of warrant liabilities	(488,132)	-
Change in fair value of mandatory convertible debentures	70,500	-
(Loss) on settlement of accounts payable	(8,377)	-
Net loss	$(4,056,434)	$(3,372,074)

Other comprehensive loss
Foreign currency translation	1,495	56,065
Net loss and comprehensive loss	(4,054,939)	(3,316,009)

Weighted average number of shares – Basic and diluted	34,335,382	34,022,326

Loss per share – Basic and diluted	$(0.12)	$(0.10)

See accompanying notes to the condensed consolidated interim financial statements.

DevvStream Holdings Inc.
CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CHANGES IN SHAREHOLDERS’ (DEFICIENCY)
(Unaudited Expressed in United States dollars)

	Number of Subordinate Voting Stock	Number of Multiple Voting Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated other comprehensive income (loss)	Total shareholders’ equity (deficiency)
Balance, July 31, 2023	28,419,790	4,650,000	$11,883,289	$(11,854,481)	$(83,570)	$(54,762)
Share based compensation – RSUs	-	-	179,544	-	-	179,544
Share based compensation – Options	-	-	233,648	-	-	233,648
Shares issued for warrant exercises	1,183,333	-	176,113	-	-	176,113
Foreign currency translation	-	-	-	-	56,065	56,065
Net loss	-	-	-	(3,372,074)	-	(3,372,074)
Balance, October 31, 2023	29,603,123	4,650,000	$12,472,594	$(15,226,555)	$(27,505)	$(2,781,466)

Balance, July 31, 2024	29,603,123	4,650,000	$13,321,266	$(21,726,229)	$43,553	$(8,361,410)
Share based compensation - RSUs	-	-	126,343	-	-	126,343
Share based compensation - Options	-	-	80,893	-	-	80,893
Warrants reclassified to liabilities on change in functional currency	-	-	(454,571)	-	-	(454,571)
Shares issued for warrant exercises	600,000	-	389,729	-	-	389,729
Conversion of mandatory convertible debentures	146,786	-	49,500	-	-	49,500
Shares for settlement of debt	104,379	-	47,904	-	-	47,904
Foreign currency translation	-	-	-	-	1,495	1,495
Net loss	-	-	-	(4,056,434)	-	(4,056,434)
Balance, October 31, 2024	30,454,288	4,650,000	$13,561,064	$(25,782,663)	$45,048	$(12,176,551)

See accompanying notes to the condensed consolidated interim financial statements.

DevvStream Holdings Inc.
CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS
(Unaudited Expressed in United States dollars)
For the period ended October 31,	2024	2023
Operating activities
Net loss for the period	$(4,056,434)	$(3,372,074)
Items not affecting cash:
Depreciation	361	460
Share based compensation	207,236	413,192
Change in fair value of derivative liabilities	1,348,350	-
Change in fair value of mandatory convertible debentures	(70,500)	-
Change in fair value of warrant liabilities	488,132	-
Loss on settlement of accounts payable	8,377	-
Non-cash general and administrative	-	50,000
Accrued interest	12,740	-
Accretion expense	44,565	-
Changes in non-cash working capital items:
GST receivable	(9,898)	(6,914)
Prepaid expenses	3,708	152,913
Accounts payable and accrued liabilities	1,872,262	2,070,102
Net cash used in operating activities	(151,101)	(692,321)

Financing activities
Proceeds from convertible debentures	55,650	-
Proceeds from warrant exercise	86,237	176,113
Proceeds from issuance of mandatory convertible debentures	-	50,000
Net cash provided by financing activities	141,887	226,113

Effect of exchange rate changes on cash	1,493	(13,204)

Net (decrease) in cash	(7,721)	(479,412)
Cash, Beginning	21,106	489,971
Cash, Ending	$13,385	$10,559

Supplemental information:
Taxes paid	$-	$-
Interest paid	$-	$-
Fair value of warrants exercised	$303,492	$-

See accompanying notes to the condensed consolidated interim financial statements.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
1.	Nature of operations

DevvStream Holdings Inc. (the “Company” or “Devv Holdings”) was incorporated under the British Columbia Business Corporations Act on August 13, 2021. The head office is located at 2133 – 1177 West Hastings Street, Vancouver, BC V6E 2K3 and records and registered office is located at 1500 – 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7.

On September 12, 2023 (and as amended on May 1, 2024 , August 10, 2024 and October 29, 2024), the Company entered into a business combination agreement (“BCA”) with Focus Impact Acquisition Corp. (“Focus Impact”). Focus Impact was a special purpose acquisition corporation focused on amplifying social impact through the pursuit of a merger or business combination with socially forward companies. The transaction was structured as an amalgamation of the Company into a wholly owned subsidiary of Focus Impact, following Focus Impact’s redomiciling as an Alberta company. Focus Impact will be renamed “DevvStream Corp.” (the “Combined Company”) and continue the business of the Company following the amalgamation. It was a condition of the transaction that the securities of the Combined Company will be listed on the Nasdaq Stock Exchange (“NASDAQ”).  This transaction is also referred to as the “De-SPAC” transaction. The De-SPAC transaction closed on November 6, 2024 (Note 13).

The Company was listed on the Cboe Exchange under the symbol “DESG” until November 6, 2024, when the Company delisted from the Cboe Exchange.

2.	Basis of preparation

(a)	Statement of compliance

These unaudited condensed consolidated interim financial statements have been prepared on a going concern basis in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and in accordance with the instructions in  Article 10 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), effective for the three months ended October 31, 2024.

Certain information or footnote disclosures normally included in annual financial statements prepared in accordance with U.S. GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying condensed consolidated interim financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed consolidated interim financial statements should be read in conjunction with the Company’s audited consolidated financial statements for the year ended July 31, 2024. The interim period results do not necessary indicate the results that may be expected for any other interim period or for the full fiscal year.

These unaudited condensed consolidated interim financial statements have been prepared on a historical cost basis. In addition, these condensed consolidated interim financial statements have been prepared using the accrual basis of accounting, except for the cash flow information.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
2.	Basis of preparation (continued)

(b)	Going concern

These unaudited condensed consolidated interim financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assume that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations. As at October 31, 2024, the Company has a working capital deficit, incurred negative cash flows and losses since inception and has generated no revenue to date. The Company’s ability to continue its operations, realize its assets at their carrying values and discharge its liabilities is dependent upon its ability to raise adequate financing from external sources and generate profits and positive cash flows from operations.

The Company will require additional capital to fund its operations, to evaluate strategic opportunities, and for working capital purposes. However, there is no assurance that the Company will be able to secure such financing on favourable terms.  These matters raise substantial doubt regarding the Company’s ability to continue as a going concern.  These unaudited condensed consolidated interim financial statements do not include any adjustments to the amount and classification of assets and liabilities that may be necessary should the Company not continue as a going concern. Such adjustments could be material.

(c)	Basis of consolidation

These unaudited condensed consolidated interim financial statements include the accounts of the Company and entities controlled by the Company.  Control exists when the Company has the power, directly or indirectly, to govern the financial and operating policies of an entity so as to obtain benefits from its activities. All intercompany balances and transactions, income and expenses have been eliminated upon consolidation.

As of October 31, 2024, the Company’s subsidiaries were:

Name of subsidiary	Place of incorporation	Ownership
Devvstream, Inc. (“DESG”)	Delaware, USA	100%
DevvESG Streaming Finco Ltd (“Finco”)	British Columbia, Canada	100%

On November 10, 2022, the Company made an investment into Marmota Solutions Incorporated (“Marmota”). On the date of the initial investment, the Company owned 50% of Marmota and accounted for the investment as an equity investment.  On October 16, 2023, the Company reduced its interest in Marmota to 10% by returning common shares to Marmota for cancellation in consideration of $19.

(d)	Variable interest entities (“VIE”)

A VIE is an entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to control the entity's activities or do not substantially participate in the gains and losses of the entity. Upon inception of a contractual agreement, and thereafter, if a reconsideration event occurs, the Company performs an assessment to determine whether the arrangement contains a variable interest in an entity and whether that entity is a VIE. The primary beneficiary of a VIE is the party that has both the power to direct the activities that most significantly impact the VIE's economic performance and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE. Where the Company concludes that it is the primary beneficiary of a VIE, the Company consolidates the accounts of that VIE.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
2.	Basis of preparation (continued)

(e)	Functional and presentation currencies

Effective August 1, 2024, the Company reassessed its functional currency and the functional currency of its subsidiaries due to changes in underlying transactions, events, and conditions. As a result of this reassessment, the Company determined that its functional currency changed from the Canadian dollar (“CAD$”) to the United States dollar (“US$”) for DevvStream Holdings Inc. and DESG. Finco’s functional currency remained CAD$. This change aligns with the business's future focus and the effective date of the Focus Impact Acquisition Corp.'s Form S-4 Registration Statement with the SEC, a crucial part of the De-SPAC transaction closing.  The change in functional currency was accounted for prospectively from August 1, 2024, with no impact on prior year comparative information. Upon the change in functional currency on August 1, 2024, 7,981,668 of the Company’s warrants which had strike prices denominated in CAD$ were reclassified as warrant liabilities (Note 7). Determining the functional currency involved significant judgments to assess the primary economic environment in which the Company operates, including factors such as the currency of underlying transactions, the location of key operations, and the currency of expected cash flows.

The Company’s presentation currency is and continues to be the United States dollar.

(f)	Use of estimates and judgments

In preparing these condensed consolidated interim financial statements, management has made judgements, estimates and assumptions that affect the applicability of the Company’s accounting policies.  In preparing these condensed consolidated interim financial statements, the significant estimates and critical judgments were the same as those applied to the audited consolidated financial statements as at and for the year ended July 31, 2024, other than the warrant liabilities.

Warrant Liabilities

Warrant liabilities are measured at fair value. Warrants are measured using the Black-Scholes option pricing model. The Black-Scholes option pricing model utilizes subjective assumptions such as fair value of the underlying share, expected price volatility, and expected life.  Changes in these input assumptions can significantly affect the fair value estimate.

(g)	Emerging growth company

The Company will be an “Emerging Growth Company”, as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it has taken advantage of certain exemptions that are not applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b) (1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial reporting standards.  The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable.

The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public and private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
3.	Significant accounting policies

The significant accounting policies applied in the preparation of these condensed consolidated interim financial statements, are consistent with the accounting policies disclosed in the Company’s audited consolidated financial statements for the year ended July 31, 2024 except for the addition below:

Warrant liabilities

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance ASC Topic 480, Distinguishing Liabilities from Equity (“Topic 480”) and ASC Topic 815, Derivatives and Hedging (“Topic 815”).  This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance or modification. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. This liability is subject to re-measurement at each balance sheet date until exercised or expired, and any change in fair value is recognized in the Company’s consolidated statement of operations.

The Company has concluded that certain warrants no longer meet the criteria for equity classification and must be recorded as a liability, upon the change in the Company’s functional currency. Accordingly, the Company re-classified warrants denominated in functional currencies other than the Company’s functional currency as a liability at fair value and will adjust the liability to fair value at each reporting period.

4.	Accounts payable and accrued liabilities

	October 31, 2024	July 31, 2024
Accounts payable	$6,297,712	$5,661,681
Accrued liabilities	2,011,741	813,284
Income taxes payable	99,256	101,009
	$8,408,709	$6,575,974

5.	Convertible debentures

During the year ended July 31, 2024, the Company closed several tranches of convertible debenture offerings under the terms outlined below.

During the three months ended October 31, 2024, the Company received additional funds under the Focus Impact Partners Convertible Debt totaling $55,650.

Devvio Tranche (Related Party Convertible Debt)

On January 12, 2024, the Company closed an unsecured convertible notes offering in the principal amount of $100,000 with Devvio that will bear interest at a rate of 5.3% per annum, payable at maturity, subject to acceleration if the Company completes the De-SPAC transaction and the debentures are not converted. The maturity is November 6, 2024 (Note 13). The Company has the right to prepay the whole or any portion of the principal amount, and together with any accrued interest, at any time prior to the maturity date without notice or a penalty payment. Devvio is a related party to the Company through its ownership, as Devvio holds 100% of the Company’s MVS, and one of Devvio’s officers, directors and principal owners was a director of the Company during the year ended July 31, 2024 and the quarter ended October 31, 2024.

In the event the Company completes a De-SPAC transaction, the principal amount and accrued interest are convertible into SVS of the Company at the option of the lender, as follows:
•
At a conversion price equal to the greater of (a) $7.65 multiplied by the common conversion ratio as set forth in the BCA (the “Common Conversion Ratio”), and (b) CAD$1.03. The shares are thereafter exchanged for common shares of the Combined Company at the Common Conversion Ratio.

•
If the Company completes the De-SPAC transaction, and the convertible notes are not converted into shares, the maturity date will accelerate and the principal plus interest will become repayable within 10 days after the closing of the De-SPAC transaction.

In the event the Company does not complete a De-SPAC transaction at the later of October 8, 2024 (270 days from the issuance date of the notes) and the termination of the business combination agreement with Focus Impact (Note 1), the principal and accrued interest are convertible into units consisting of one SVS and half of a share purchase warrant, at the option of the lender, as follows:
•	At a conversion price equal to the greater of (a) the 30-day volume weighted average trading price (“VWAP”) of the shares on Cboe Canada stock exchange and (b) CAD$1.03.
•
Each warrant will carry the right to purchase a share with an exercise price equal to the greater of (a) a 20% premium on the 30-day VWAP and (b) the floor price of CAD$1.03. The warrants will expire 2 years after the conversion date.

The conversion price is subject to certain anti-dilution provisions.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
5.	Convertible debentures (continued)

The Devvio Tranche convertible debentures were determined to be a financial instrument comprising a host debt component and a conversion feature which is an embedded derivative that required bifurcation.  On initial recognition, the embedded derivative was valued first, and the residual value was assigned to the host financial debt component. The fair value of the derivative liability at issuance was estimated to be $45,000 using the Monte Carlo model.

The prepayment option and the accelerated repayment condition were not separately accounted for as they were determined to be clearly and closely related to the host contract.

Focus Impact Partners Convertible Debt

In the prior year, the Company closed an unsecured convertible notes offering with Focus Impact Partners, LLC (“Focus Impact Partners”). The convertible notes were initially closed on January 12, 2024 and additional advances were added under the same offering.  The total initial principal amounts of $550,000 under the original Focus Impact Partners Convertible Debt were received in five installments: $150,000 on November 6, 2023, $150,000 on January 9, 2024, $100,000 on March 28, 2024, $100,000 on April 19, 2024, and $50,000 on June 13, 2024. The debentures will bear interest at a rate of 5.3% per annum, payable at maturity, subject to acceleration if the Company completes the De-SPAC transaction (Note 1) and the debentures are not converted. The maturity date for all advances is November 6, 2024 (Note 13). The Company has the right to prepay the whole or any portion of the principal amount, together with any accrued interest, at any time prior to the maturity date without notice or a penalty payment.

In the event the Company completes a De-SPAC transaction, the principal amount and accrued interest are convertible into SVS of the Company at the option of the lender, as follows:
•
At a conversion price equal to the greater of (a) a 25% discount to the 20-day VWAP of the shares on the Cboe Exchange multiplied by the Common Conversion Ratio, and (b) $2.00 (the De-SPAC Floor Price”).

•	The shares are thereafter exchanged for common shares of Focus Impact at the Common Conversion Ratio.
•
If the Company completes the De-SPAC transaction, and the convertible notes are not converted into shares, the maturity date will accelerate and the principal plus interest will become repayable within 10 days after the closing of the De-SPAC transaction.

In the event the Company does not complete a De-SPAC transaction at the later of October 8, 2024 (270 days from the issuance date of the notes), or the termination of the BCA with Focus Impact, the principal and accrued interest are convertible into units consisting of one SVS and half of a share purchase warrant, at the option of the lender, as follows:
•
At a conversion price equal to the greater of (a) a 25% discount to the 20-day VWAP of the shares on the Cboe Exchange calculated on the conversion date and b) the floor price defined as the current market price on the date of announcement of the offering which was CAD $0.475.

•
Each warrant will carry the right to purchase a share with an exercise price equal to the greater of (a) a 20% premium on the 20-day VWAP and (b) the floor price defined as the current market price on the date of announcement of the offering which was CAD $0.475.

•	The warrants will expire 2 years after the conversion date.

The conversion price is subject to certain anti-dilution provisions.

On June 28, 2024, the Company and Focus Impact Partners agreed to amend the Focus Impact Partners Convertible Debt (“Focus Impact Partners Amendment”) such that the De-SPAC Floor Price would be amended from $2.00 to CA$0.475.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
5.	Convertible debentures (continued)

On June 28, 2024, the Company received additional proceeds of $20,000 under the amended terms.

On August 19, 2024, October 18, 2024 and October 28, 2024, the Company received additional proceeds of $41,500, $6,500 and $7,650 under the amended terms.

The Focus Impact Partners Convertible Debt were determined to be a financial instrument comprising a host debt component and a conversion feature which is an embedded derivative that required bifurcation. On initial recognition, the embedded derivative was valued first, and the residual value was assigned to the host financial debt component. The total fair value of the derivative liabilities at the various issuance dates for the proceeds received during the year ended July 31, 2024 was estimated to be $25,800 as valued using the Monte Carlo model. The total fair value of the derivative liabilities at the various issuance dates for the proceeds received during the three months ended October 31, 2024 was estimated to be $53,750 as valued using the Monte Carlo model.

The amendment had no impact on the classification of the convertible debenture and therefore, the conversion feature was considered a derivative before and after the modification.  As there was no change to the host instrument cash flows as a result of this change, the 10% test was not met and therefore, there was no extinguishment of the host debt as a result of this change.

As the conversion option was bifurcated before and after the modification, the change in the fair value of the conversion feature was recognized as the loss on revaluation of the derivative liabilities through the consolidated statement of operations and comprehensive loss.

The prepayment option and the accelerated repayment condition were not separately accounted for as they were determined to be clearly and closely related to the host contract.

Envviron Tranche (Related Party Convertible Debt)

On April 23, 2024, the Company closed an unsecured convertible note offering in the principal amount of $250,000 with Envviron SAS (a company controlled by a former director of the Company) that will bear interest at a rate of 5.3% per annum, payable at maturity, subject to acceleration if the Company completes the De-SPAC transaction and the debentures are not converted (“Envviron Tranche”). The maturity is February 15, 2025. The Company has the right to prepay the whole or any portion of the principal amount, and together with any accrued interest, at any time prior to the maturity date without notice or a penalty payment.  The terms of the Envviron Tranche are identical to the original Focus Impact Partners Convertible Debt.

In the event the Company completes a De-SPAC transaction, the principal amount and accrued interest are convertible into SVS of the Company at the option of the lender, as follows:
•
At a conversion price equal to the greater of (a) the price that is a 25% discount to the 20-day VWAP of the shares on Cboe Canada stock exchange, and (b) $2.00. The shares are thereafter exchanged for common shares of Focus Impact at the Common Conversion Ratio.

•
If the Company completes the De-SPAC transaction, and the convertible notes are not converted into shares, the maturity date will accelerate and the principal plus interest will become repayable within 10 days after the closing of the De-SPAC transaction.

In the event the Company does not complete a De-SPAC transaction at the later of January 18, 2025 (270 days from the issuance date of the notes) and the termination of the BCA with Focus Impact (Note 1), the principal and accrued interest are convertible into units consisting of one SVS and half of a share purchase warrant, at the option of the lender, as follows:

•	At a conversion price equal to the greater of (a) the price that is a 25% discount to the 20-day VWAP of the shares on Cboe Canada stock exchange and (b) CAD$0.475.
•
Each warrant will carry the right to purchase a share with an exercise price equal to the greater of (a) a 20% premium on the 30-day VWAP and (b) the floor price of CAD$0.475. The warrants will expire 2 years after the conversion date.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
5.	Convertible debentures (continued)

The conversion price is subject to certain anti-dilution provisions.

The Environn Tranche convertible debentures were determined to be a financial instrument comprising a host debt component and a conversion feature which is an embedded derivative that required bifurcation. On initial recognition, the embedded derivative was valued first, and the residual value was assigned to the host financial debt component. The fair value of the derivative liability at issuance was estimated to be $2,750 using the Monte Carlo model.

The prepayment option and the accelerated repayment condition were not separately accounted for as they were determined to be clearly and closely related to the host contract.

A continuity of the Company’s convertible debentures is as follows:

Balance as at August 1, 2023	$-
Issued	920,000
Fair value of embedded derivative	(73,550)
Transaction costs	(36,484)
Accretion	52,552
Interest	19,026
Balance as at July 31, 2024	$881,544
Issued (Focus Impact Partners Convertible Debt)	55,650
Fair value of embedded derivative	(53,750)
Accretion	44,565
Interest	12,738
Balance as at October 31, 2024	$940,747

The face value of the convertible debentures as of October 31, 2024 was $975,650.  Refer to Note 13 for Subsequent Event disclosure that impacts the convertible debentures.

Below is a continuity of the embedded derivative liabilities:

Balance as at August 1, 2023	$-
Derivative liability component	73,550
Change in fair value of derivative liabilities	845,700
Balance as at July 31, 2024	$919,250
Derivative liability component	53,750
Change in fair value of derivative liabilities	1,348,350
Balance as at October 31, 2024	$2,321,350

In connection with the issuance of the convertible debentures during the year ended July 31, 2024, the Company incurred $40,227 in directly attributable transaction costs. $36,484 was allocated to the host financial liability, $3,743 was allocated to the embedded derivative and recorded immediately in the consolidated statement of operations as general and administrative expenses.

The key inputs used in the Monte Carlo model for the derivative liabilities were as follows:

	At initial measurement (for the year ended July 31, 2024)	As at July 31, 2024	At initial measurement (for the period ended October 31, 2024)	As at October 31, 2024
Probability of De-SPAC Transaction closing	90%	90%	90% - 99%	99%
Risk-free interest rate	4.60% - 4.87%	4.27% - 4.38%	1.10% - 4.25%	3.25%
Expected term (years)	0.35 – 0.82	0.26 - 0.54	0.02 – 0.21	0.02 – 0.29
Expected annual volatility for the Company	90% - 145%	85% - 112%	92.5%	85% - 165%
Expected annual volatility for Focus Impact	2.5% - 5%	2.5%	2.5% - 100%	2.5%- 100%
Common conversion ratio	0.083 - 0.155	0.083	0.063 – 0.1462	0.146
Foreign exchange rate	0.727 - 0.747	0.7242	0.720 – 0.734	0.719

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
6.	Mandatory convertible debentures

On January 12, 2024, the Company closed a tranche of unsecured convertible notes in the principal amount of $100,000 that bear interest at the rate of 15% per annum, payable only in Company securities on the Conversion Date, or payable in cash in connection with a Liquidating Event or Event of Default.

In the event the Company completes a De-SPAC transaction, the principal amount and accrued interest automatically convert into SVS of the Company as follows:
•	At a conversion price equal to the greater of (a) $7.65 multiplied by the Common Conversion Ratio, and (b) CAD$1.03.
•	The shares are thereafter exchanged for common shares of Focus Impact at the Common Conversion Ratio.

In the event the Company does not complete a De-SPAC transaction by October 8, 2024 (270 days from the issuance date of the notes), the principal and accrued interest are automatically convertible into units consisting of one SVS and half of a share purchase warrant, as follows:
•	At a conversion price equal to the greater of (a) the 30-day VWAP of the shares on Cboe Canada stock exchange and (b) CAD$1.03.
•
Each warrant will carry the right to purchase a share with an exercise price equal to the greater of (a) a 20% premium on the 30-day VWAP and (b) the floor price of CAD$1.03. The warrants will expire 2 years after the conversion date.

The conversion price is subject to certain anti-dilution provisions.

The mandatory convertible debentures were liabilities classified and initially recorded at fair value with subsequent changes in fair value being recorded in profit and loss (“FVTPL”). The initial fair value was estimated to be $100,000. During the year ended July 31, 2024, the Company recognized a change in fair value of $27,500 using a Monte Carlo Simulation. In October 2024, the mandatory convertible debentures were revalued to $57,000 using a Monte Carlo Simulation and were converted to 146,786 shares of the Company. The debenture holders were also supposed to receive 73,393 warrants. As of the date of these financial statements, these warrants have not yet been issued. The Company recorded a gain on revaluation during the three months ended October 31, 2024 of $70,500.

In connection with the issuance of these mandatory convertible debentures, the Company incurred $7,545 in directly attributable transaction costs which were recorded immediately in the consolidated statement of operations as general and administrative expenses.

A continuity of the Company’s mandatory convertible debentures is as follows:

Balance as at August 1, 2023	$-
Issued	100,000
Change in fair value of mandatory convertible debentures	27,500
Balance as at July 31, 2024	$127,500
Change in fair value of mandatory convertible debentures	(70,500)
Conversion of debentures	(57,000)
Balance as at October 31, 2024	$-

The key inputs used in the Monte Carlo model for the revaluation of the mandatory convertible debentures as at July 31, 2024 are set out in the table below. In October 2024, the mandatory convertible debentures were automatically converted into shares and warrants to be issued.  Immediately prior to conversion, the Company revalued the mandatory convertible debentures.  The fair value of the shares were valued using a share price of $0.34 and the warrants using the Black-Scholes option pricing model (Note 7).

As at July 31, 2024
Probability of De-SPAC Transaction closing by maturity date	85%
Risk-free interest rate	4.42%
Expected term (years)	0.19
Expected annual volatility for the Company	92.5%
Expected annual volatility for Focus Impact	2.5%
Common conversion ratio	0.083
Foreign exchange rate	0.7242

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
7. Warrant liabilities

Impact of Change in Functional Currency on August 1, 2024

As at July 31, 2024, the Company had 8,689,018 warrants outstanding. The exercise price of these warrants is denominated in CAD. Due to the change in functional currency of the Company, a total of 7,981,668 warrants which were issued in connection with the Company’s reverse merger on November 4, 2022 and for private placements with an initial carrying value of $1,836,666 were reassessed to be derivative liabilities. The fair value of the warrants upon the change in classification on August 1, 2024 of $454,571, was remeasured using the Black-Scholes option pricing model, with the following assumptions (weighted average): expected dividend yield - 0%, expected volatility - 105%, risk-free interest rate – 3.49% and an expected remaining life – 0.7 years.  The fair value of these warrants is classified as Level 2 in the fair value hierarchy.   The difference between the previous carrying value which was initially recorded as equity and the fair value of the warrant liabilities on August 1, 2024 was $1,382,096. Pursuant to ASC 815-40-35-9, the difference is recognized within equity.

707,350 of the warrants outstanding on August 1, 2024 were issued to brokers as compensation for finders fees (the “Broker Warrants”) and fall under the Scope of ASC 718, Stock-based Compensation. As the Company’s stock is primarily traded on the Cboe Exchange in Canadian dollars during the period ended October 31, 2024, the exemption under ASC 718-10-25-14A is met and the Broker Warrants remain equity classified.

Changes to warrant liability during the three months ended October 31, 2024

On October 8, 2024, the Company’s mandatory convertible debentures were automatically converted to shares of the Company. The debt holders were supposed to receive 73,393 warrants exercisable at CAD$1.03 for two years. The warrants to be issued are recorded as warrant liabilities as the exercise price is denominated in CAD. The fair value of the warrants to be issued at conversion date was estimated to be $7,500 using the Black-Scholes option pricing model, with the following assumptions: expected dividend yield - 0%, expected volatility – 92.5%, risk-free interest rate – 4.53% and an expected remaining life –2 years.

On October 29, 2024, 600,000 liability classified warrants were exercised at an exercise price of CAD$0.20 per share. The difference between the fair value of the warrants immediately preceding the exercise of $303,492 and the previously measured fair value of these warrants on August 1, 2024 of $141,096 was recognized as a change in fair value of the warrant liabilities of $162,396.

As at October 31, 2024, the fair value of the liability classified warrants were remeasured at $646,711 using Black-Scholes option pricing model, with the following assumptions (weighted average): expected dividend yield - 0%, expected volatility - 110%, risk-free interest rate – 3.09% and an expected remaining life of 1.88 years. The Company recognized $325,736 as a change in fair value for the period ended October 31, 2024.

The following is a continuity of the Company’s derivative warrant liabilities:

Balance as at July 31, 2024	$-
Warrant fair value upon change in functional currency (Note 2)	454,571
Warrants to be issued (mandatory convertible debentures)	7,500
Change in fair value of warrant liabilities (exercised warrants)	162,396
Fair value of warrants exercised	(303,492)
Change in fair value of warrant liabilities	325,736
Balance as at October 31, 2024	$646,711

A summary of the liability classified warrants outstanding and exercisable as of October 31, 2024, is as follows:

Number of warrants outstanding	Exercise price	Expiry date
6,080,001	CAD$1.20	November 4, 2024
85,000	CAD$2.00	June 30, 2025
1,216,667	CAD$0.20	September 29, 2026
7,381,668

8.	Share capital

(a)	Authorized

The Company is authorized to issue an unlimited number of SVS without par value and an unlimited number of MVS without par value. Each MVS can be converted into SVS at a rate of one MVS to 10 SVS and carries 10 voting rights per MVS.

(b)	Shares issued

Shares issued during the three months ended October 31, 2024

On September 5, 2024, the Company issued 104,379 shares with a fair value of $47,904 in settlement of accounts payable in the amount of $39,527 and recognized a loss on the settlement of $8,377.

In October 2024, the Company issued 146,786 shares with a fair value of $49,500 for the conversion of the mandatory convertible debentures (Note 7).

On October 29, 2024, the Company issued 600,000 shares for the exercise of 600,000 share purchase warrants, at an exercise price of CAD$0.20 per share for gross proceeds of $86,237. The fair value of the warrants was $303,492.

Shares issued during the three months ended October 31, 2023

On August 4, 2023, the Company issued 600,000 shares for the exercise of 600,000 share purchase warrants, at an exercise price of CAD$0.20 per share.

On August 22, 2023, the Company issued 416,667 shares for the exercise of 416,667 share purchase warrants, at an exercise price of CAD$0.20 per share.

On September 22, 2023, the Company issued 166,666 shares for the exercise of 166,666 share purchase warrants, at an exercise price of CAD$0.20 per share.

(c)	Share purchase warrants

The continuity of share purchase warrants is as follows:

	Number of warrants	Weighted Average Exercise price	Remaining life (Years)
Balance, July 31, 2023	9,872,351	CAD$0.90	1.85
Exercised	(1,183,333)	CAD$0.20	-
Balance, July 31, 2024	8,689,018	CAD$1.00	0.67
Exercised	(600,000)	CAD$0.20	-
Balance, October 31, 2024	8,089,018	CAD$1.06	0.31

As at October 31, 2024, the following share purchase warrants were outstanding:

Number of warrants outstanding	Exercise price	Expiry date
6,787,351	CAD$1.20	November 4, 2024
85,000	CAD$2.00	June 30, 2025
1,216,667	CAD$0.20	September 29, 2026
8,089,018

7,381,668 of the warrants outstanding are liability classified (Note 7).

The Company has 73,393 warrants with an exercise price of CAD$1.03 to be issued as of October 31, 2024.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
8.	Share capital (continued)

(d)	Options

The continuity of the Company’s stock options is as follows:

	Number of options	Weighted average exercise price
Outstanding, October 31, 2024 and July 31, 2024	4,105,000	CAD$0.85
Exercisable, July 31, 2024	2,190,250	CAD$0.85
Exercisable, October 31, 2024	2,402,750	CAD$0.84

As at October 31, 2024, the weighted average remaining contractual life of outstanding options is 6.83 years (July 31, 2024 – 7.09 years).

As at October 31, 2024, the following stock options were outstanding and exercisable:

Number of options outstanding	Exercise price	Expiry date	Number of options exercisable
175,000	CAD$0.80	January 17, 2028	131,250
550,000	CAD$1.11	May 15, 2028	245,000
50,000	CAD$1.18	June 26, 2028	25,000
1,500,000	CAD$0.80	January 17, 2032	825,000
360,000	CAD$0.80	March 1, 2032	198,000
60,000	CAD$0.80	March 14, 2032	33,000
60,000	CAD$0.80	April 13, 2032	33,000
500,000	CAD$0.80	October 12, 2032	275,000
850,000	CAD$0.80	February 6, 2033	637,500
4,105,000			2,402,750

No stock options were issued during the three months ended October 31, 2024 and 2023.

Share-based compensation – Options

Share-based payments relating to the vesting of options for the three months ended October 31, 2024 was $80,893 (2023 - $233,648) and is recorded as salaries and wages on the consolidated statement of operations.

(e)	Restricted stock units (“RSUs”)

The continuity of the Company’s RSU’s is as follows:

Number of RSU’s
Outstanding, July 31, 2023	6,780,000
Granted	1,163,572
Outstanding, July 31, 2024	7,943,572
Forfeited	(111,534)
Outstanding, October 31, 2024	7,832,038

No RSUs were granted during the three months ended October 31, 2024 and 2023.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
8.	Share capital (continued)

(e)	RSU’s (continued)

As at October 31, 2024, the Company had 7,832,038 (July 31, 2024 – 7,943,572) restricted stock units (“RSUs”) outstanding, of which 3,736,000 (July 31, 2024 – 1,700,000) had vested. All vested RSU’s are to be settled by December 31st of the calendar year in which the RSUs vest.

As at October 31, 2024, the following RSUs were outstanding and vested:

Number of RSUs outstanding	Grant date	Number of RSUs Vested
60,000	November 30, 2021	40,000
2,500,000	December 24, 2021	1,375,000
66,000	March 1, 2022	66,000
4,100,000	March 14, 2022	2,255,000
1,106,038	July 30, 2024	-
7,832,038		3,736,000

Stock-based compensation – RSU’s

Share-based payments relating to the vesting of RSUs for the three months ended October 31, 2024 was $126,343 (2023 - $179,544) and is recorded as salaries and wages on the consolidated statement of operations.

9.	Related party transactions and balances

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Related parties may be individuals or corporate entities. A transaction is a related party transaction when there is a transfer of resources or obligations between related parties.

At October 31, 2024, the Company had amounts owing and accrued liabilities of $719,679 (July 31, 2024 - $478,072) payable to directors and officers of the Company for salaries, expense reimbursements and professional fees. These amounts are non-interest bearing and have no terms of repayment.

During the year ended July 31, 2024, the Company issued convertible debentures to Devvio and Envviron who are related parties to the Company (Note 5).  These loans were amended subsequent to October 31, 2024 (Note 13).

During the year ended July 31, 2024, the Company signed an amended strategic partnership agreement with Devvio (Note 12).

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
10.	Financial instruments

As at October 31, 2024, the Company’s financial instruments consist of cash, GST receivable, accounts payable and accrued liabilities, convertible debentures, mandatory convertible debentures, warrant liabilities and derivative liabilities. The Company classifies cash and GST receivable as financial assets held at amortized cost. The Company’s mandatory convertible debentures and warrant liabilities are carried at FVPTL. The Company classifies accounts payable and accrued liabilities as financial liabilities which are held at amortized cost. The Company’s convertible debentures are hybrid instruments where the debt host component is held at amortized cost and the embedded derivative is measured at FVTPL.

The Company’s derivative liabilities are level 3 financial instruments and its warrant liabilities are Level 2 instruments. In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. Observable or market inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s assumptions based on the best information available. The unobservable inputs used for valuation of the mandatory convertible debentures and derivative liabilities included volatility and probability of De-SPAC transaction. Any significant changes in unobservable inputs could result in significantly lower or higher fair value measurements.

The risk exposure arising from these financial instruments is summarized as follows:

(a)	Credit risk

The Company’s financial assets are cash and GST receivable. The Company’s maximum exposure to credit risk, as at period end, is the carrying value of its financial assets, being $108,941.  The Company holds its cash with a major financial institution and with a publicly traded payment processing company therefore minimizing the Company’s credit risk.

(b)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity by maintaining adequate cash balances and by raising equity financings. The Company has no assurance that such financings will be available on favorable terms. In general, the Company attempts to avoid exposure to liquidity risk by obtaining corporate financing through the issuance of shares.

As at October 31, 2024, the Company had cash of $13,385 to settle the contractual obligation of current liabilities of $9,384,359 which fall due for payment within twelve months of the statement of financial position. All of the Company’s contractual obligations are current and due within one year.

(c)	Market risk

Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Company’s income or value of its holdings or financial instruments.  At October 31, 2024, the Company has minimal exposure to these risks.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
11.	Segmented information

The Company operates in one reportable operating segment – the development and monetization of environmental assets.  The Company has not generated revenue to date and as such has no reportable segment revenues.  The Company’s assets are located in Canada.

12.	Commitments and contingencies

•
On September 12, 2023, the Company amended their existing strategic partnership agreement with Devvio, a related party. The Company has committed to making specific payments to Devvio. They will provide a minimum advance of $1,000,000 by August 1, 2024, followed by $1,270,000 by August 1, 2025 and August 1, 2026. Additionally, starting from 2027, if advance royalty payments fall below $1,000,000 in any year, Devvio has the right to terminate the Strategic Partnership Agreement.  On July 8, 2024, the parties further amended the agreement such that the minimum advances extended by one year and are now due as follows: $1,000,000 by August 1, 2025, followed by $1,270,000 by August 1, 2026 and August 1, 2027. Additionally starting in calendar year 2028, if advance royalty payments fall below $1,000,000 in any year, Devvio has the right to terminate the Strategic Partnership Agreement.

•
On February 16, 2024, the Company entered into a licensing agreement with Greenlines Technology Inc. for the use of certain technologies. The Company has agreed to pay $42,000 within 15 days of the closing of the BCA. Commencing January 1, 2025, the Company has agreed to pay an annual fee of $12,000 of the first day of each calendar year for the use of the technology.

•
From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At October 31, 2024, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations. There are also no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
13.	Subsequent events

Convertible Debt

Focus Impact Partners

On November 1, 2024, the Company received additional proceeds of $12,000, from Focus Impact Partners, under the same terms as the Focus Impact Partners Convertible Debt (Note 6).

On November 13, 2024, Devvstream Corp issued (i) $3,000,000 of new 5.3% convertible notes to the Focus Impact Sponsor, and (ii) $982,150 of new 5.3% convertible notes to Focus Impact Partners  (together, the “New Convertible Notes”), in exchange for the cancellation and conversion of a $3,000,000 convertible note previously issued by Focus Impact, the Focus Impact Partners Convertible Debt which totaled $637,150 (Note 6 and subsequent advance) and unpaid fees in the amount of $345,000 which were owed by Focus Impact to Focus Impact Partners. The New Convertible Notes have a maturity date of November 13, 2026. The principal loan amount and any accrued and unpaid interest under the New Convertible Notes are convertible into DevvStream Corp. common shares at the option of the holder at a 25% discount to the 20-day volume weighted average price of the DevvStream Corp. shares, subject to a floor of $0.867 per share.

In connection with the New Convertible Notes, the Company agreed (i) to grant the Secured Parties a first ranking security interest in all of the carbon credits and similar environmental assets held by the Company, presently existing or hereafter created or acquired, and (ii) to execute and deliver to the Secured Parties a security agreement evidencing the Secured Parties’ security interest (the “Security Agreement”). On December 18, 2024, the Company executed and delivered to the Secured Parties the Security Agreement.

Devvio and Environ

On November 12, 2024, the Company amended the Devvio Tranche and the Environn Tranche convertible debentures by extending the maturity date to May 30, 2025 (Note 6).

De-SPAC Transaction

On November 6, 2024, the Company completed a business combination with Focus Impact (referred to as the “De-SPAC” transaction). Upon the completion of the business combination, Focus Impact was renamed DevvStream Corp. In conjunction with the closing of the De-SPAC, each of the DevvStream Holdings Inc. outstanding securities was exchanged for DevvStream Corp. securities on a 1 to 0.152934 basis and each of Focus Impact’s outstanding securities were converted into DevvStream Corp. securities on a 1 to 0.9692 basis. The former shareholders of DevvStream Holding Inc. and Focus Impact received 11,768,884 and 5,159,200 shares of DevvStream Corp., respectively. As such, immediately following the share exchange, former shareholders of DevvStream Holdings Inc. held the majority of the outstanding shares of the Combined Company (DevvStream Corp.), thereby resulting in the De-SPAC transaction being accounted for as a reverse merger of Focus Impact by DevvStream Holdings Inc. In conjunction with the transaction, DevvStream Corp. also issued the following securities:

•
22,699,984 warrants to the former shareholders of Focus Impact. Each warrant was initially exercisable into 0.9692 shares of DevvStream Corp at $11.86 until November 6, 2029, may be redeemed at the option of the Company and can be exercised on a cashless basis. These warrants contain a clause such that upon a successful business combination, the exercise price will be adjusted based on a specified formula as outlined in the warrant agreement.  On December 6, 2024, DevvStream Corp. issued a notice under the warrant agreement notifying the warrant holders that the exercise price was adjusted to $1.52 per share of DevvStream Corp.;

•	199,064 warrants to the former shareholders of the DevvStream Holdings Inc. which are exercisable at CAD$1.31 until October 7, 2026;
•
586,497 options to the former shareholders of the DevvStream Holdings Inc. which have exercise prices between CAD$5.23 and CA$7.26 and expiry dates ranging from January 17, 2028 to February 6, 2033; and

•	1,177,296 RSU’s to the former shareholders of the DevvStream Holdings Inc.

As of the issuance of these condensed consolidated interim financial statements, the Company is in the process of gathering additional information to finalize the accounting for this acquisition, including the fair value of the assets acquired and liabilities assumed. The Company expects to provide a detailed acquisition note in its financial statements for the quarter ended January 31, 2025.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
Shares Issued for Settlement of Payables

During October 2024, the Company reached agreements with various vendors to settle approximately $5,900,000 of outstanding payables in exchange for shares of Devvstream Corp. as part of the closing of the business combination with Focus Impact.  Concurrent with the closing of the De-SPAC Transaction, 1,187,538 Devvstream Corp. shares were issued in relation to the settlement of accounts payable.

On December 27, 2024, DevvStream Corp. issued 412,478 common shares to certain service providers as consideration for services provided.

Shares Issued for Carbon Credit Purchases

Between October 17, 2024 and October 28, 2024, the Company entered into multiple agreements to acquire carbon credits in return for DevvStream Corp shares once the De-SPAC Transaction was completed. On November 6, 2024, concurrent with the completion of the business combination, DevvStream Corp issued 3,249,876 common shares in consideration for these agreements. The agreements contain a mechanism whereby if the Company’s share price drops below 80%-90% of the respective purchase prices outlined in the agreements, in the next 12 to 18 months, the Company is obligated to issue additional shares to cover the shortfall.

Acquisition of Monroe Sequestration Partners (“MSP”)

On October 28, 2024, the Company entered into an agreement to acquire a 50% stake in MSPPIP in exchange for 2,000,000 shares of DevvStream Corp., to be issued upon the completion of the De-SPAC transaction. On November 6, 2024, concurrent with the completion of the business combination, DevvStream Corp issued the 2,000,000 common shares in consideration for 50% interest in MSP.

PIPE Financing

On October 29, 2024, Focus Impact entered into subscription agreements with various investors (“PIPE Shares”). The investors committed to purchase shares of Devvstream Corp. contingent upon the closing of the De-SPAC transaction. If the closing did not occur as expected, Focus Impact was required to return the subscription funds advanced. As part of this arrangement, the Focus Impact Sponsor transferred their Focus Impact Class A shares (“Sponsor Shares”) to the investors in advance of the De-SPAC transaction, representing a portion of the shares subscribed.  As compensation, the Focus Impact Sponsor received replacement shares upon the closing of the De-SPAC transaction for an equal amount. The investors subscribed for a total of $2,250,000 and received 1,547,000 Sponsor Shares prior to the De-SPAC closing. On November 6, upon the closing of the De-SPAC, DevvStream Corp. issued an additional 194,808 PIPE Shares to the investors, which were the remaining shares not previously advanced, and 1,500,000 replacement shares to the Focus Impact Sponsor.

DevvStream Holdings Inc.
Notes to Condensed Consolidated Interim Financial Statements
(Unaudited - Expressed in United States dollars)
For the three months ended October 31, 2024 and 2023
Strategic Consulting Agreement

On November 13, 2024, DevvStream Corp. entered into a strategic consulting agreement with Focus Impact Partners, pursuant to which the Focus Impact Partners will provide DevvStream Corp. with certain consulting services ( “Strategic Consulting Agreement”) in consideration of an annual consulting fee of $500,000, which will be payable in quarterly installments of $125,000 starting with an initial payment for the period beginning December 31, 2023. Fees due under the Strategic Consulting Agreement shall accrue and not be payable until (a) DevvStream Corp. has successfully raised $5,000,000 in outside debt and/or equity capital, cumulatively since the period beginning December 31, 2023 or (b) DevvStream Corp. has 2 or more consecutive quarters of positive cash flow from operations. DevvStream Corp. will pay the Focus Impact Partners additional consulting fees as to be mutually agreed consistent with market practice in connection with any acquisition, merger, consolidation, business combination, sale, divestiture, financing, refinancing, restructuring or other similar transaction.

In connection with signing of the Strategic Consulting Agreement, DevvStream Corp. issued 557,290 common shares. The Strategic Consulting Agreement has a term of three years unless terminated early with at least 120 days advance notice and will be automatically extended for successive one year periods at the end of each year unless either party provide a written notice of its desire not to automatically extend at least 120 days prior to the end of each year during the term of the Strategic Consulting Agreement.

Equity Line of Credit Purchase (“ELOC”) Agreement

On October 29, 2024, Focus Impact entered into the ELOC Agreement with Helena Global Investment Opportunities I Ltd (“Helena I”). Under the ELOC Agreement, DevvStream Corp. will have the right to issue and to sell to Helena I from time to time, up to $40,000,000 of DevvStream Corp. common shares following the closing of the De-SPAC Transaction and the effectiveness of the registration statement registering the DevvStream Corp. common shares being sold under the ELOC Agreement (the “Helena I Registration Statement”). As a commitment fee in connection with the execution of the ELOC Agreement, the Focus Impact Sponsor transferred 515,889 Sponsor Shares of Focus Impact to Helena I.  As compensation, the Focus Impact Sponsor received 500,000 replacement shares of DevvStream Corp. upon closing of the De-SPAC transaction. Following the closing of the De-SPAC Transaction and the Helena I Registration Statement becoming effective, DevvStream Corp. will issue to Helena I common shares equal to $125,000 divided by the greater of (i) the lowest one-day VWAP during the five trading days immediately preceding the effectiveness date of such Registration Statement and (ii) $0.75.

NASDAQ Listing

On February 12, 2025, DevvStream Corp. received a notice from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) that, because the closing bid price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive trading days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) because the closing bid price of the Company’s common stock for the prior 30 consecutive business days was lower than the minimum bid price requirement of $1.00 per share. The Company has 180 calendar days, or by August 13, 2025, to regain compliance with the minimum bid price requirement but could be eligible for an additional 180-day compliance period.